SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 17, 2011

AcuNetx, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-27857	88-0249812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2301 W. 205th Street, Suite 205

Torrance, CA 90501

(Address of principal executive offices)

The Company's telephone number, including area code: (310) 328-0477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2011, Mr. Steve Butler, a member of Board of Directors of the Company resigned in writing at 2:34 pm. Replacing Mr. Butler are Mr. Frank Card and Ms. Cathy Elliott Jones as appointed by the Sole Director and Chairman of the Board, Chapin Hunt Jr.

Mr Hunt replaced the Acting CEO Consultant Joel Ciniero as Chief Executive Officer. Mr. Ciniero served a brief term as Acting Chief Executive Officer until a Mr. Hunt was identified and hired. Mr. Hunt holds the position of Chief Executive Officer, Acting Chief Financial Officer, Secretary and Treasurer.

Mr. Butler resigned from the Board of Directors and any other positions held with the Company on November 17, 2011 at 2:34PM in writing. Until that time, Mr. Hunt and Mr. Butler served on the board together.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AcuNetx, Inc.,

a Nevada corporation

By: /s/ Chapin Hunt Jr

Chapin Hunt Jr, Chairman of the Board

Date: November 22, 2011